UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2018

Texas South Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-171064	99-0362471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4550 Post Oak Place Dr., Suite 300

Houston, TX 77027

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (713) 820-6300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.02 Unregistered Sales of Equity Securities.

During August 2018, the Company sold 24,333,350 shares of common stock to certain accredited investors for an aggregate total of $486,667.

The issuances of these securities did not involve the payment of any sales commissions and were exempt pursuant to Section 4(a)(2) of the Securities Act of 1933.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company’s 2018 annual meeting, the Company’s stockholders approved an amended and restated articles of incorporation as described in Item 5.07 below, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 6, 2018, the Company held its annual meeting of stockholders. Set forth below are the final voting results for each of the six proposals submitted to a vote of the stockholders.

Proposal One.  To Elect Directors.  Each of the two nominees listed below was elected a director of the Company to hold office until the next annual meeting of the stockholders and until his successor has been duly elected and qualified, based upon the following votes:

Nominee	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining
Michael J. Mayell	522,529,910	500	-0-
John B. Connally III	522,519,910	500	10,000

Proposal Two.  To Adopt the Company’s 2018 Omnibus Incentive Plan.  The Company’s stockholders approved and adopted the Company’s 2018 Omnibus Incentive Plan, attached hereto as Exhibit 10.1 which is incorporated herein, by the following votes:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining
521,553,833	25,720	950,857

Proposal Three. To Ratify of Appointment of Independent Registered Accounting Firm.  The Company’s stockholders ratified the appointment of LBB & Associates, Ltd., LLP as the Company’s independent registered public accounting firm for 2018, by the following votes:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining
560,855,619	32,345	135,706

Proposal Four.  To Approve the Amended and Restated Articles of Incorporation. The Company’s stockholders approved the Amended and Restated Articles of Incorporation, as disclosed in the Company’s 2018 proxy statement and attached hereto as Exhibit 3.1 and incorporated herein, by the following votes:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining
522,521,910	32,345	135,706

Proposal Five.  To consider and adopt an amendment to our articles of incorporation to eliminate the applicability of Nevada Revised Statutes provisions 78.411 to 78.444, inclusive, Combinations with Interested Stockholders.  The Company’s stockholders approved the amendment to the Company’s articles of incorporation to eliminate the applicability of Nevada Revised Statutes provisions 78.411 to 78.444, inclusive, Combinations with Interested Stockholders, by the following votes:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining
522,526,910	5,500	3,000

Proposal Six.  To Increase the Number of Authorized Shares of Common Stock from 1,350,000,000 to 1,500,000,000.  The Company’s stockholders approved the amendment to the Company’s articles of incorporation increasing the authorized shares of common stock from 1,350,000,000 to 1,500,000,000, by the following votes:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining
557,972,904	5,500	3,000

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Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibits are furnished as part of this current report on Form 8-K:

	3.1	Form of Amended and Restated Articles of Incorporation of Texas South Energy, Inc. (filed herewith)
	10.1	Texas South Energy, Inc.’s 2018 Omnibus Incentive Plan (filed herewith)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2018

TEXAS SOUTH ENERGY, INC.

By:	/s/ Michael J. Mayell
Michael J. Mayell, Chief Executive Officer

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